UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 6, 2017

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001‑35314	77‑0466366
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(Former Name or Former Address, if Changed Since Last Report)
(408) 636‑4500 (Registrant’s telephone number, including area code) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 2.02.Results of Operations and Financial Condition

The following information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 6, 2017, eGain Corporation (“eGain” or the “Company”) issued a press release announcing results for its fiscal fourth quarter and full year ended June 30, 2017. The press release contains forward-looking statements regarding eGain and includes cautionary statements identifying important factors that may cause actual results to differ materially from those anticipated. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangement of Certain Officers.

On September 1, 2017, the Compensation Committee of the Board of Directors of eGain Corporation (the “Company”) approved variable payouts for certain of its executive officers in accordance with the Company’s executive compensation strategy. The variable payouts (at 60% of target for the fiscal year ended June 30, 2017) were as follows:

For Eric Smit, the Company’s Chief Financial Officer, a variable payout for fiscal 2017 of $30,000 was approved.

For Promod Narang, the Company’s Senior Vice President of Products, a variable payout for fiscal 2017 of $30,000 was approved.

In addition, the Compensation Committee approved a $25,000 increase in the target variable compensation of each such executive officer for the fiscal year beginning July 1, 2017 from $50,000 to $75,000 for Mr. Smit and from $50,000 to $75,000 for Mr. Narang.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated September 6, 2017, of eGain Corporation

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated September 6, 2017, of eGain Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

, 2014
Date: September 6, 2017		eGAIN CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)